UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2025

Envela Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Gateway Drive, Suite 100, Irving, Texas 75038
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 587-4049
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	ELA ELA	NYSE American NYSE Texas

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On June 25, 2025, Envela Corporation (the “Company”) held its 2025 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) at the Company’s corporate office at 1901 Gateway Drive, Irving, Texas 75038 (“Corporate Head Office”).

At the Annual Meeting, the Stockholders approved the Company’s 2025 Equity Incentive Plan (the “2025 Plan”).

For additional information regarding the Company’s 2025 Plan, see “Proposal 5 - To Approve the 2025 Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Company’s 2025 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2025, the Company held its Annual Meeting of the Stockholders at the Company’s Corporate Head Office.

The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Proxy Statement and distributed to the Stockholders. Stockholders representing 24,111,129 or 92.75% of the shares of the Common Stock outstanding and entitled to vote as of the record date, May 13, 2025, were represented at the meeting either in person or by proxy.

The matters proposed to the Stockholders for a vote were:

1.	The election of each of John R. Loftus, Jim R. Ruth, Alexandra C. Griffin, Richard D. Schepp, Vicky C. Teherani, and Vince A. Ackerson as members of the Company’s Board of Directors (the “Board of Directors”).

2.	The ratification of the Company’s appointment of Whitley Penn LLP (“Whitley Penn”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.	Advisory vote to approve the compensation of our named executive officers.

4.	Advisory vote to determine the frequency of future advisory votes on executive compensation.

5.	The adoption of the Company’s 2025 Plan.

The final voting results of the Annual Meeting are set forth below.

Proposal One

The nominees named in the Proxy Statement (the “Proxy Statement Nominees”) were elected to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and the Proxy Statement Nominees constitute the six nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John R. Loftus	21,662,102	2,622	2,446,405
Jim R. Ruth	20,985,599	679,125	2,446,405
Alexandra C. Griffin	21,181,403	483,321	2,446,405
Richard D. Schepp	21,195,869	468,855	2,446,405
Vicky C. Teherani	21,624,063	40,661	2,446,405
Vince A. Ackerson	21,634,739	29,985	2,446,405

Mr. Ackerson has elected to defer his start date on the Board of Directors until July 14, 2025

Ms. Teherani has elected to defer her start date on the Board of Directors until September 30, 2025.

Proposal Two

The proposal to ratify the Company’s appointment of Whitley Penn as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,083,088	4	28,037	0

Proposal Three

The proposed advisory vote to approve the compensation of our named executive officers was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,599,014	28,274	37,436	2,446,405

Proposal Four

The proposed advisory vote to determine the frequency of future advisory votes on executive compensation was approved by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
968,575	25,247	20,633,625	37,277	2,446,405

Proposal Five

The proposal to adopt the Company’s 2025 Plan was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,612,775	23,121	28,828	2,446,405

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
10.1	Envela Corporation 2025 Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ John G. DeLuca
John G. DeLuca
Chief Financial Officer

Date: July 1, 2025

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